NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF

                                    DELAWARE

NUMBER                                                                    SHARES

                                GENIO GROUP, INC.

                                                           CUSIP NO. 372294 10 8

        AUTHORIZED COMMON STOCK : 200,000,000 SHARES o PAR VALUE: $.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                                     Shares of GENIO GROUP, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                GENIO GROUP, INC.
_____________________________     CORPORATE     ________________________________
              SECRETARY & COO       SEAL        CHAIRMAN & CEO
                                    DELAWARE

INTERWEST TRANSFER CO. INC. P.O. BOX 17138 / SALT LAKE CITY, UTAH 84117

                 COUNTERSIGNED & REGISTERED ____________________________________

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants in the entireties ---------------- JT TEN - as joint tenants with right of (Cust) (Minor)
          survivorship and not as tenants          under Uniform Gifts to Minors
          in common                                Act__________________________
                                                                         (State)

         Additional abbreviations may also be used though not in the above list.

      For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (please print or typewrite name and address, including zip code, of assignee)

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__________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:  _____________________

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   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                      OR ENLARGEMENT OR ANY CHANGE WHATEVER

NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

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                        FOR MEDALLION GUARANTEE USE ONLY





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